Household Consumer Loan Trust, Series 1995-1    Deposit Trust
Calculations
Previous Due Period Ending
                     Mar 31, 1999
Current Due Period Ending
                     Apr 30, 1999
Prior Distribution Date
                     Apr 14, 1999
Distribution Date
                     May 14, 1999


Beginning Trust Principal Receivables
                 4,271,285,936.24
FC&A Collections (Includes Recoveries)
                    68,863,656.32
Principal Collections
                   138,530,617.72
Additional Balances
                    59,687,529.47
Net Principal Collections
                    78,843,088.25
Defaulted Amount
                    31,797,083.36
Miscellaneous Payments
                             0.00
Principal Recoveries
                     1,278,559.00


Beginning Participation Invested Amount
                   406,621,821.88
Beginning Participation Unpaid Principal Balance
                   406,621,821.88
Ending Participation Invested Amount
                   396,088,996.68
Ending Participation Unpaid Principal Balance
                   396,088,996.68


Accelerated Amortization Date
                     Oct 15, 2000
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     9.521%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.25%)
0=No                            0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   406,621,821.88
Numerator for Fixed Allocation
                   417,667,605.81
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Applicable Allocation Percentage
                          9.5199%
Investor FC&A Collections
                     6,555,745.93


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   406,621,821.88
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Floating Allocation Percentage
                          9.5199%
Series Participation Interest Default Amount
                     3,027,048.10




Principal Allocation Components

Numerator for Floating Allocation
                   406,621,821.88
Numerator for Fixed Allocation
                   417,667,605.81
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            5.4174%
(d) Series Participation Interest Unpaid Principal Balance
                   406,621,821.88
(e) Actual days in the Interest Period
                               30
Series Participation Monthly Interest, [a*d*e]
                     2,117,821.99


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                    10,532,825.20


(a) Investor Principal Collections, [Max(b,h) or e]
                     7,505,777.10
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                  7,505,777.10
(c) Floating Allocation Percentage
                          9.5199%
(d) Net Principal Collections
                    78,843,088.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    13,546,213.55
(f) Fixed Allocation Percentage
                          9.7785%
(g) Collections of Principal


                   138,530,617.72


(h) Minimum Principal Amount, [Min(i,l)]
                     4,292,144.69
(i)  Floating Allocation Percentage of Principal Collections
                    13,187,965.64
(j)  1.8% of the Series Participation Interest Invested Amount
                     7,319,192.79
(k) Series Participation Interest Net Default Payment Amount
                     3,027,048.10
(l)  the excess of (j) over (k)
                     4,292,144.69


(m) Series Participation Interest Net Default Payment Amount
                     3,027,048.10


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                     6,555,745.93
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     2,117,821.99
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     3,027,048.10
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                       677,703.04
Excess [Sec. 4.11(a)(vi)]
                       733,172.80


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00
Series 1995-1  Owner Trust Calculations


Due Period Ending                                         Apr 30,
1999

Payment Date                                              May 17,
1999




Calculation of Interest Expense





Index (LIBOR)
4.926250%

Accrual end date, accrual beginning date and days in      May 17,
1999     Apr 15, 1999               32

Interest Period

Class A                                            Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
203,223,896.86                                     150,450,074.10
  14,231,763.76     38,716,087.16
Previously unpaid interest/yield
0.00                                               0.00
 0.00
Spread to index
0.24%                                             0.625%
 1.03%
Rate (capped at 13.0%, 15%, 16%)
5.166250%                                          5.551250%
 5.956250%
Interest/Yield  Payable on the Principal Balance
933,249.30                                         742,387.53
  75,349.28
Interest on previously unpaid interest/yield
0.00                                               0.00
 0.00
Interest/Yield Due
933,249.30                                         742,387.53
  75,349.28
Interest/Yield Paid



933,249.30                                         742,387.53
  75,349.28



Summary





Beginning Security Balance



203,223,896.86                                     150,450,074.10
  14,231,763.76     38,716,087.16
Beginning Adjusted Balance



203,223,896.86                                     150,450,074.10
  14,231,763.76
Principal Paid
                                          3,897,145.33
368,648.87      1,087,632.48

5,264,111.40
Ending Security Balance



197,959,785.46                                     146,552,928.77
  13,863,114.89     37,713,167.56
Ending Adjusted Balance



197,959,785.46                                     146,552,928.77
  13,863,114.89
Ending Certificate Balance as % Participation

3.5000%
Interest Invested Amount
Targeted Balance
                                        146,552,928.77
13,863,114.89

198,044,498.34
Minimum Adjusted Balance
                                         61,666,666.67
5,833,333.33     15,833,333.33
Certificate Minimum Balance

12,003,080.96
Ending OC Amount as Holdback Amount

         37,713,167.55
Ending OC Amount as Accelerated Prin Pmts

                  0.01



Beginning Net Charge offs
0.00                                               0.00
 0.00              0.00
Reversals
0.00                                               0.00
 0.00              0.00
Charge offs
0.00                                               0.00
 0.00              0.00
Ending Net Charge Offs
0.00                                               0.00
 0.00              0.00



Interest/Yield Paid per $1000
$1.2443324                                         $4.3112937
 $2.4864467
Principal Paid per $1000
$7.0188152                                        $22.6320317
$12.1650234



Series 1995-1  Owner Trust Calculations

Due Period
                       April 1999
Payment Date
                     May 17, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                    10,532,825.20
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                        84,712.88


Series Participation Interest Monthly Interest
                     2,117,821.99


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)
                       933,249.30




  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)
                       742,387.53
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)
                        75,349.28


Principal up to Optimum Monthly Principal Balance

  Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                     5,179,398.52




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                3,897,145.33
3.05(a)(ii)(b)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.              368,648.87
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)     1,087,632.48


Principal up to Accelerated Principal Payment Amout

  Pay Class A to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(a)




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)
                        84,712.88




  Pay Class B to zero- Sec. 3.05(a)(v)(d)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A to zero- Sec. 3.05(a)(vi)(a)
                             0.00




  Pay Class B to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(c)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(d)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 282,123.00








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.             1,087,632.48
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(d)                    0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments                84,712.88
To Designated Certificate Holder up to Holdback Amount
                     1,002,919.60
To HCLC any remaining amounts
                             0.00

Household Consumer Loan Trust, Series 1996-1    Deposit Trust
Calculations
Previous Due Period Ending
                     Mar 31, 1999
Current Due Period Ending
                     Apr 30, 1999
Prior Distribution Date
                     Apr 14, 1999
Distribution Date
                     May 14, 1999


Beginning Trust Principal Receivables
                 4,271,285,936.24
FC&A Collections (Includes Recoveries)
                    68,863,656.32
Principal Collections
                   138,530,617.72
Additional Balances
                    59,687,529.47
Net Principal Collections
                    78,843,088.25
Defaulted Amount
                    31,797,083.36
Miscellaneous Payments
                             0.00
Principal Recoveries
                     1,278,559.00


Beginning Participation Invested Amount
                   381,019,307.10
Beginning Participation Unpaid Principal Balance
                   381,019,307.10
Ending Participation Invested Amount
                   371,149,670.15
Ending Participation Unpaid Principal Balance
                   371,149,670.15


Accelerated Amortization Date
                     Feb 28, 2001
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     9.521%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.25%)
                                0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   381,019,307.10
Numerator for Fixed Allocation
                   391,369,604.88
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Applicable Allocation Percentage
                          8.9205%
Investor FC&A Collections
                     6,142,970.29


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   381,019,307.10
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Floating Allocation Percentage
                          8.9205%
Series Participation Interest Default Amount
                     2,836,453.20




Principal Allocation Components

Numerator for Floating Allocation
                   381,019,307.10
Numerator for Fixed Allocation
                   391,369,604.88
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            5.3877%
(d) Series Participation Interest Unpaid Principal Balance
                   381,019,307.10
(e) Actual days in the Interest Period
                               30
Series Participation Monthly Interest, [a*d*e]
                     1,984,475.56


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                     9,869,636.95


(a) Investor Principal Collections, [Max(b,h) or e]
                     7,033,183.75
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                  7,033,183.75
(c) Floating Allocation Percentage
                          8.9205%
(d) Net Principal Collections
                    78,843,088.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    12,693,290.48
(f) Fixed Allocation Percentage
                          9.1628%
(g) Collections of Principal


                   138,530,617.72


(h) Minimum Principal Amount, [Min(i,l)]
                     4,021,894.33
(i)  Floating Allocation Percentage of Principal Collections
                    12,357,599.27
(j)  1.8% of the Series Participation Interest Invested Amount
                     6,858,347.53
(k) Series Participation Interest Net Default Payment Amount
                     2,836,453.20
(l)  the excess of (j) over (k)
                     4,021,894.33


(m) Series Participation Interest Net Default Payment Amount
                     2,836,453.20


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                     6,142,970.29
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     1,984,475.56
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     2,836,453.20
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                       635,032.18
Excess [Sec. 4.11(a)(vi)]
                       687,009.35


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00
Series 1996-1  Owner Trust Calculations


Due Period Ending                                         Apr 30,
1999

Payment Date                                              May 17,
1999




Calculation of Interest Expense





Index (LIBOR)
4.926250%

Accrual end date, accrual beginning date and days in      May 17,
1999     Apr 15, 1999               32

Interest Period

Class A                                            Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
198,048,504.36                                     133,356,757.49
  13,335,675.75     36,278,369.50
Previously unpaid interest/yield
0.00                                               0.00
 0.00
Spread to index
0.22%                                              0.60%
 1.00%
Rate (capped at 13%, 15%, 16%)
5.146250%                                          5.526250%
 5.926250%
Interest/Yield  Payable on the Principal Balance
905,961.88                                         655,078.03
  70,249.38
Interest on previously unpaid interest/yield
0.00                                               0.00
 0.00
Interest/Yield Due
905,961.88                                         655,078.03
  70,249.38
Interest/Yield Paid



905,961.88                                         655,078.03
  70,249.38



Summary





Beginning Security Balance



198,048,504.36                                     133,356,757.49
  13,335,675.75     36,278,369.50
Beginning Adjusted Balance



198,048,504.36                                     133,356,757.49
  13,335,675.75
Principal Paid
                                          3,454,372.94
345,437.29      1,019,150.84

5,130,054.90
Ending Security Balance



192,918,449.46                                     129,902,384.55
  12,990,238.46     35,338,597.68
Ending Adjusted Balance



192,918,449.46                                     129,902,384.55
  12,990,238.46
Ending Certificate Balance as % Participation

3.5000%
Interest Invested Amount
Targeted Balance
                                        129,902,384.55
12,990,238.46

192,997,828.48
Minimum Adjusted Balance
                                         49,000,000.00
4,900,000.00     13,300,000.00
Certificate Minimum Balance

11,247,319.60
Ending OC Amount as Holdback Amount

         35,338,597.68
Ending OC Amount as Accelerated Prin Pmts

                  0.00



Beginning Net Charge offs
0.00                                               0.00
 0.00              0.00
Reversals
0.00                                               0.00
 0.00              0.00
Charge offs
0.00                                               0.00
 0.00              0.00
Ending Net Charge Offs
0.00                                               0.00
 0.00              0.00



Interest/Yield Paid per $1000
$1.4191132                                         $4.8081013
 $2.7597088
Principal Paid per $1000
$8.0358003                                        $25.3541933
$13.5703164
Series 1996-1  Owner Trust Calculations

Due Period
                       April 1999
Payment Date
                     May 17, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                     9,869,636.95
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                        79,379.02


Series Participation Interest Monthly Interest
                     1,984,475.56


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)
                       905,961.88




  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)
                       655,078.03
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)
                        70,249.38


Principal up to Optimum Monthly Principal Balance

  Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                     5,050,675.88




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                3,454,372.94
3.05(a)(ii)(b)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.              345,437.29
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)     1,019,150.84


Principal up to Accelerated Principal Payment Amout

  Pay Class A to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(a)




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)
                        79,379.02




  Pay Class B to zero- Sec. 3.05(a)(v)(d)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A to zero- Sec. 3.05(a)(vi)(a)
                             0.00




  Pay Class B to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(c)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(d)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 273,807.25








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.             1,019,150.84
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)                       0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments                79,379.02
To Designated Certificate Holder up to Holdback Amount
                       939,771.82
To HCLC any remaining amounts
                             0.00




Household Consumer Loan Trust, Series 1996-2    Deposit Trust
Calculations
Previous Due Period Ending
                     Mar 31, 1999
Current Due Period Ending
                     Apr 30, 1999
Prior Distribution Date
                     Apr 14, 1999
Distribution Date
                     May 14, 1999


Beginning Trust Principal Receivables
                 4,271,285,936.24
FC&A Collections (Includes Recoveries)
                    68,863,656.32
Principal Collections
                   138,530,617.72
Additional Balances
                    59,687,529.47
Net Principal Collections
                    78,843,088.25
Defaulted Amount
                    31,797,083.36
Miscellaneous Payments
                             0.00
Principal Recoveries
                     1,278,559.00


Beginning Participation Invested Amount
                   518,971,396.27
Beginning Participation Unpaid Principal Balance
                   518,971,396.27
Ending Participation Invested Amount
                   505,528,352.37
Ending Participation Unpaid Principal Balance
                   505,528,352.37


Accelerated Amortization Date
                     Jul 31, 2001
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     8.947%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.25%)
                                0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   518,971,396.27
Numerator for Fixed Allocation
                   533,069,129.35
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Applicable Allocation Percentage
                         12.1502%
Investor FC&A Collections
                     8,367,097.97


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   518,971,396.27
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Floating Allocation Percentage
                         12.1502%
Series Participation Interest Default Amount
                     3,863,421.23




Principal Allocation Components

Numerator for Floating Allocation
                   518,971,396.27
Numerator for Fixed Allocation
                   533,069,129.35
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            5.3830%
(d) Series Participation Interest Unpaid Principal Balance
                   518,971,396.27
(e) Actual days in the Interest Period
                               30
Series Participation Monthly Interest, [a*d*e]
                     2,702,976.02


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                    13,443,043.90


(a) Investor Principal Collections, [Max(b,h) or e]
                     9,579,622.67
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                  9,579,622.67
(c) Floating Allocation Percentage
                         12.1502%
(d) Net Principal Collections
                    78,843,088.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    17,289,031.19
(f) Fixed Allocation Percentage
                         12.4803%
(g) Collections of Principal


                   138,530,617.72


(h) Minimum Principal Amount, [Min(i,l)]
                     5,478,063.90
(i)  Floating Allocation Percentage of Principal Collections
                    16,831,799.41
(j)  1.8% of the Series Participation Interest Invested Amount
                     9,341,485.13
(k) Series Participation Interest Net Default Payment Amount
                     3,863,421.23
(l)  the excess of (j) over (k)
                     5,478,063.90


(m) Series Participation Interest Net Default Payment Amount
                     3,863,421.23


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                     8,367,097.97
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     2,702,976.02
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     3,863,421.23
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                       864,952.33
Excess [Sec. 4.11(a)(vi)]
                       935,748.39


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00
Series 1996-2  Owner Trust Calculations


Due Period Ending                                         Apr 30,
1999

Payment Date                                              May 17,
1999




Calculation of Interest Expense





Index (LIBOR)
4.926250%

Accrual end date, accrual beginning date and days in      May 17,
1999      Apr 15, 1999               32

Interest Period
                                                             Class
A-1         Class A-2        Class A-3          Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
269,754,069.99     52,240,000.00    67,900,000.00    49,370,000.00
  35,483,701.53     44,223,624.75
Previously unpaid interest/yield
0.00              0.00             0.00             0.00
  0.00
Spread to index
0.17%             0.32%            0.42%            0.65%
  1.00%
Rate (capped at 13%, 15%, 15%, 15%, 16%)
5.096250%         5.246250%        5.346250%        5.576250%
  5.926250%
Interest/Yield  Payable on the Principal Balance
1,221,985.94        243,612.53       322,675.89       244,710.63
    186,920.25
Interest on previously unpaid interest/yield
0.00              0.00             0.00             0.00
  0.00
Interest/Yield Due
1,221,985.94        243,612.53       322,675.89       244,710.63
    186,920.25
Interest/Yield Paid



1,221,985.94        243,612.53       322,675.89       244,710.63
    186,920.25



Summary





Beginning Security Balance



269,754,069.99     52,240,000.00    67,900,000.00    49,370,000.00
  35,483,701.53     44,223,624.75
Beginning Adjusted Balance



269,754,069.99     52,240,000.00    67,900,000.00    49,370,000.00
  35,483,701.53
Principal Paid
                 0.00             0.00             0.00
5,310,002.34      1,253,714.80

6,987,445.80
Ending Security Balance



262,766,624.19     52,240,000.00    67,900,000.00    49,370,000.00
  30,173,699.19     43,078,028.99
Ending Adjusted Balance



262,766,624.19     52,240,000.00    67,900,000.00    49,370,000.00
  30,173,699.19
Ending Certificate Balance as % Participation

5.9687%
Interest Invested Amount
Targeted Balance
                         73,162,374.15    56,794,923.33
30,173,699.19

262,874,743.23     54,528,310.20
Minimum Adjusted Balance
        18,800,000.00    24,500,000.00    17,800,000.00
7,900,000.00     14,800,000.00
Certificate Minimum Balance

15,319,531.19
Ending OC Amount as Holdback Amount

          37,981,306.03
Ending OC Amount as Accelerated Prin Pmts

           5,096,722.96



Beginning Net Charge offs
0.00              0.00             0.00             0.00
  0.00              0.00
Reversals
0.00              0.00             0.00             0.00
  0.00              0.00
Charge offs
0.00              0.00             0.00             0.00
  0.00              0.00
Ending Net Charge Offs
0.00              0.00             0.00             0.00
  0.00              0.00



Interest/Yield Paid per $1000
$1.5390251        $4.6633333       $4.7522222       $4.9566666
  $5.0675121
Principal Paid per $1000
$8.8003096        $0.0000000       $0.0000000       $0.0000000
$143.9571203



Series 1996-2  Owner Trust Calculations

Due Period
                       April 1999
Payment Date
                     May 17, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                    13,443,043.90
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                       108,119.04


Series Participation Interest Monthly Interest
                     2,702,976.02


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)
                     1,221,985.94
  Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)
                       243,612.53
  Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)
                       322,675.89
  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)
                       244,710.63
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)
                       186,920.25


Principal up to Optimum Monthly Principal Balance

  Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                    6,879,326.76
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(ii)(d)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.            5,310,002.34
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)     1,253,714.80


Principal up to Accelerated Principal Payment Amout

  Pay Class A-1 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)
                       108,119.04
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(e)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(f)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 374,951.74








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.             1,253,714.80
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)                       0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments               108,119.04
To Designated Certificate Holder up to Holdback Amount
                     1,145,595.76
To HCLC any remaining amounts
                             0.00





Household Consumer Loan Trust, Series 1997-1    Deposit Trust
Calculations
Previous Due Period Ending
                     Mar 31, 1999
Current Due Period Ending
                     Apr 30, 1999
Prior Distribution Date
                     Apr 14, 1999
Distribution Date
                     May 14, 1999


Beginning Trust Principal Receivables
                 4,271,285,936.24
FC&A Collections (Includes Recoveries)
                    68,863,656.32
Principal Collections
                   138,530,617.72
Additional Balances
                    59,687,529.47
Net Principal Collections
                    78,843,088.25
Defaulted Amount
                    31,797,083.36
Miscellaneous Payments
                             0.00
Principal Recoveries
                     1,278,559.00


Beginning Participation Invested Amount
                   523,598,930.02
Beginning Participation Unpaid Principal Balance
                   523,598,930.02
Ending Participation Invested Amount
                   510,036,017.98
Ending Participation Unpaid Principal Balance
                   510,036,017.98


Accelerated Amortization Date
                     Feb 28, 2002
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     9.077%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.25%)
                                0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   523,598,930.02
Numerator for Fixed Allocation
                   537,822,368.94
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Applicable Allocation Percentage
                         12.2586%
Investor FC&A Collections
                     8,441,705.22


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   523,598,930.02
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Floating Allocation Percentage
                         12.2586%
Series Participation Interest Default Amount
                     3,897,870.35




Principal Allocation Components

Numerator for Floating Allocation
                   523,598,930.02
Numerator for Fixed Allocation
                   537,822,368.94
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            5.2844%
(d) Series Participation Interest Unpaid Principal Balance
                   523,598,930.02
(e) Actual days in the Interest Period
                               30
Series Participation Monthly Interest, [a*d*e]
                     2,727,077.76


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                    13,562,912.04


(a) Investor Principal Collections, [Max(b,h) or e]
                     9,665,041.69
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                  9,665,041.69
(c) Floating Allocation Percentage
                         12.2586%
(d) Net Principal Collections
                    78,843,088.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    17,443,193.01
(f) Fixed Allocation Percentage
                         12.5916%
(g) Collections of Principal


                   138,530,617.72


(h) Minimum Principal Amount, [Min(i,l)]
                     7,621,306.11
(i)  Floating Allocation Percentage of Principal Collections
                    16,981,884.21
(j)  2.2% of the Series Participation Interest Invested Amount
                    11,519,176.46
(k) Series Participation Interest Net Default Payment Amount
                     3,897,870.35
(l)  the excess of (j) over (k)
                     7,621,306.11


(m) Series Participation Interest Net Default Payment Amount
                     3,897,870.35


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                     8,441,705.22
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     2,727,077.76
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     3,897,870.35
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                       872,664.88
Excess [Sec. 4.11(a)(vi)]
                       944,092.23


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00
Series 1997-1  Owner Trust Calculations


Due Period Ending                                         Apr 30,
1999

Payment Date                                              May 17,
1999




Calculation of Interest Expense





Index (LIBOR)
4.926250%

Accrual end date, accrual beginning date and days in      May 17,
1999     Apr 15, 1999               32

Interest Period
                                                             Class
A-1        Class A-2        Class A-3          Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
285,104,638.87    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00     48,894,291.15
Previously unpaid interest/yield
0.00             0.00             0.00             0.00
 0.00
Spread to index
0.13%            0.25%            0.35%            0.65%
 1.00%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)
5.051250%        5.176250%        5.276250%        5.576250%
 5.926250%
Interest/Yield  Payable on the Principal Balance
1,280,119.83       220,853.33       292,656.00       226,024.00
   176,997.33
Interest on previously unpaid interest/yield
0.00             0.00             0.00             0.00
 0.00
Interest/Yield Due
1,280,119.83       220,853.33       292,656.00       226,024.00
   176,997.33
Interest/Yield Paid



1,280,119.83       220,853.33       292,656.00       226,024.00
   176,997.33



Summary





Beginning Security Balance



285,104,638.87    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00     48,894,291.15
Beginning Adjusted Balance



285,104,638.87    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00
Principal Paid
                0.00             0.00             0.00
0.00              0.00

13,671,995.15
Ending Security Balance



271,432,643.72    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00     49,003,374.26
Ending Adjusted Balance



271,432,643.72    48,000,000.00    62,400,000.00    45,600,000.00
  33,600,000.00
Ending Certificate Balance as % Participation

6.5878%
Interest Invested Amount
Targeted Balance
                        62,985,286.66    49,038,708.36
39,141,229.62

265,218,729.35    44,680,604.32
Minimum Adjusted Balance
       16,000,000.00    20,800,000.00    15,200,000.00
11,200,000.00     13,600,000.00
Certificate Minimum Balance

5,151,873.82
Ending OC Amount as Holdback Amount

         40,800,000.00
Ending OC Amount as Accelerated Prin Pmts

          8,203,374.26



Beginning Net Charge offs
0.00             0.00             0.00             0.00
 0.00              0.00
Reversals
0.00             0.00             0.00             0.00
 0.00              0.00
Charge offs
0.00             0.00             0.00             0.00
 0.00              0.00
Ending Net Charge Offs
0.00             0.00             0.00             0.00
 0.00              0.00



Interest/Yield Paid per $1000
$1.7545502       $4.6011110       $4.6900000       $4.9566667
 $5.2677777
Principal Paid per $1000
$18.7390284       $0.0000000       $0.0000000       $0.0000000
  $0.0000000



Series 1997-1  Owner Trust Calculations

Due Period
                       April 1999
Payment Date
                     May 17, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                    13,562,912.04
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                       109,083.11


Series Participation Interest Monthly Interest
                     2,727,077.76


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)
                     1,280,119.83
  Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)
                       220,853.33
  Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)
                       292,656.00
  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)
                       226,024.00
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)
                       176,997.33


Principal up to Optimum Monthly Principal Balance

  Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                   13,562,912.04
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(ii)(d)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.                    0.00
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)             0.00


Principal up to Accelerated Principal Payment Amout

  Pay Class A-1 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                109,083.11
3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(e)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(f)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 421,344.16








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.                     0.00
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)                       0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments                     0.00
To Designated Certificate Holder up to Holdback Amount
                             0.00
To HCLC any remaining amounts
                             0.00

Household Consumer Loan Trust, Series 1997-2      Deposit Trust
Calculations
Previous Due Period Ending
                     Mar 31, 1999
Current Due Period Ending
                     Apr 30, 1999
Prior Distribution Date
                     Apr 14, 1999
Distribution Date
                     May 14, 1999


Beginning Trust Principal Receivables
                 4,271,285,936.24
FC&A Collections (Includes Recoveries)
                    68,863,656.32
Principal Collections
                   138,530,617.72
Additional Balances
                    59,687,529.47
Net Principal Collections
                    78,843,088.25
Defaulted Amount
                    31,797,083.36
Miscellaneous Payments
                             0.00
Principal Recoveries
                     1,278,559.00


Beginning Participation Invested Amount
                   772,724,061.24
Beginning Participation Unpaid Principal Balance
                   772,724,061.24
Ending Participation Invested Amount
                   752,707,999.57
Ending Participation Unpaid Principal Balance
                   752,707,999.56


Accelerated Amortization Date
                     Oct 31, 2002
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     8.493%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.25%)
0=NO, 1=YES                     0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   772,724,061.24
Numerator for Fixed Allocation
                   793,714,924.39
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Applicable Allocation Percentage
                         18.0911%
Investor FC&A Collections
                    12,458,216.33


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   772,724,061.24
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24
Floating Allocation Percentage
                         18.0911%
Series Participation Interest Default Amount
                     5,752,452.95




Principal Allocation Components

Numerator for Floating Allocation
                   772,724,061.24
Numerator for Fixed Allocation
                   793,714,924.39
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,271,285,936.24




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            5.3398%
(d) Series Participation Interest Unpaid Principal Balance
                   772,724,061.24
(e) Actual days in the Interest Period
                               30
Series Participation Monthly Interest, [a*d*e]
                     4,024,604.49


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                    20,016,061.68


(a) Investor Principal Collections, [Max(b,h) or e]
                    14,263,608.73
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                 14,263,608.73
(c) Floating Allocation Percentage
                         18.0911%
(d) Net Principal Collections
                    78,843,088.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    25,742,556.32
(f) Fixed Allocation Percentage
                         18.5826%
(g) Collections of Principal


                   138,530,617.72


(h) Minimum Principal Amount, [Min(i,l)]
                    11,247,476.40
(i)  Floating Allocation Percentage of Principal Collections
                    25,061,759.65
(j)  2.5% or 2.2% of the Series Participation Interest Invested
Amount                 16,999,929.35
(k) Series Participation Interest Net Default Payment Amount
                     5,752,452.95
(l)  the excess of (j) over (k)
                    11,247,476.40


(m) Series Participation Interest Net Default Payment Amount
                     5,752,452.95


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                    12,458,216.33
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     4,024,604.49
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     5,752,452.95
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                     1,287,873.44
Excess [Sec. 4.11(a)(vi)]
                     1,393,285.45


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00
Series 1997-2  Owner Trust Calculations


Due Period Ending                                         Apr 30,
1999

Payment Date                                              May 17,
1999




Calculation of Interest Expense





Index (LIBOR)
4.926250%

Accrual end date, accrual beginning date and days in      May 17,
1999     Apr 15, 1999               32

Interest Period
                                                             Class
A-1        Class A-2        Class A-3          Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
468,187,463.70    48,000,000.00    90,000,000.00    57,000,000.00
  42,000,000.00     67,536,597.54
Previously unpaid interest/yield
0.00             0.00             0.00             0.00
 0.00
Spread to index
0.18%            0.29%            0.40%            0.65%
 1.00%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)
5.106250%        5.216250%        5.326250%        5.576250%
 5.926250%
Interest/Yield  Payable on the Principal Balance
2,125,050.88       222,560.00       426,100.00       282,530.00
   221,246.67
Interest on previously unpaid interest/yield
0.00             0.00             0.00             0.00
 0.00
Interest/Yield Due
2,125,050.88       222,560.00       426,100.00       282,530.00
   221,246.67
Interest/Yield Paid



2,125,050.88       222,560.00       426,100.00       282,530.00
   221,246.67



Summary





Beginning Security Balance



468,187,463.70    48,000,000.00    90,000,000.00    57,000,000.00
  42,000,000.00     67,536,597.54
Beginning Adjusted Balance



468,187,463.70    48,000,000.00    90,000,000.00    57,000,000.00
  42,000,000.00
Principal Paid
                0.00             0.00             0.00
0.00              0.00

20,177,045.86
Ending Security Balance



448,010,417.84    48,000,000.00    90,000,000.00    57,000,000.00
  42,000,000.00     67,697,581.73
Ending Adjusted Balance



448,010,417.84    48,000,000.00    90,000,000.00    57,000,000.00
  42,000,000.00
Ending Certificate Balance as % Participation

5.5799%
Interest Invested Amount
Targeted Balance
                        75,886,677.66    49,866,857.62
45,556,417.59

391,408,159.78    26,034,637.71
Minimum Adjusted Balance
       16,000,000.00    30,000,000.00    19,000,000.00
14,000,000.00     17,000,000.00
Certificate Minimum Balance

7,603,103.50
Ending OC Amount as Holdback Amount

         51,000,000.00
Ending OC Amount as Accelerated Prin Pmts

         16,697,581.73



Beginning Net Charge offs
0.00             0.00             0.00             0.00
 0.00              0.00
Reversals
0.00             0.00             0.00             0.00
 0.00              0.00
Charge offs
0.00             0.00             0.00             0.00
 0.00              0.00
Ending Net Charge Offs
0.00             0.00             0.00             0.00
 0.00              0.00



Interest/Yield Paid per $1000
$2.3300996       $4.6366667       $4.7344444       $4.9566667
 $5.2677779
Principal Paid per $1000
$22.1239538       $0.0000000       $0.0000000       $0.0000000
  $0.0000000



Series 1997-2  Owner Trust Calculations

Due Period
                       April 1999
Payment Date
                     May 17, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                    20,016,061.68
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                       160,984.18


Series Participation Interest Monthly Interest
                     4,024,604.49


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)
                     2,125,050.88
  Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)
                       222,560.00
  Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)
                       426,100.00
  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)
                       282,530.00
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)
                       221,246.67


Principal up to Optimum Monthly Principal Balance

  Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                   20,016,061.68
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(ii)(d)


 Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)
                            0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.                    0.00
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)             0.00


Principal up to Accelerated Principal Payment Amout

  Pay Class A-1 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                160,984.18
3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject to Min Adj
Bal- Sec.                      0.00
3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)
                             0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)
                             0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(e)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(f)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 586,132.76








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.                     0.00
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)                       0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments                     0.00
To Designated Certificate Holder up to Holdback Amount
                             0.00
To HCLC any remaining amounts
                             0.00